UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2021

INVENTRUST PROPERTIES CORP.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-51609	34-2019608
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3025 Highland Parkway, Suite 350

Downers Grove, Illinois 60515

(Address of Principal Executive Offices)

(855) 377-0510

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

Attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference is a copy of InvenTrust Properties Corp.’s (the “Company”) financial supplemental for the quarter ended June 30, 2021 (the “Supplemental Presentation”) to be used in a series of presentations beginning on September 27, 2021, during which management will discuss the second quarter results, provide commentary on business performance and discuss the Company’s potential NYSE Listing and related Tender Offer (each as defined below in Item 7.01).

The information furnished under Item 2.02 in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as set forth by specific reference in such filing.

Item 7.01 Regulation FD Disclosure.

As previously disclosed by the Company in its Current Report on Form 8-K filed with the Securities and Exchange Committee (the “SEC”) on September 20, 2021 (the “Prior Form 8-K”), the Board of Directors of the Company authorized the Company to pursue and consummate a listing of the Company’s shares of common stock on the New York Stock Exchange (the “NYSE Listing”). The Company also announced in the Prior Form 8-K that in conjunction with the anticipated NYSE Listing, the Company also expects to commence a modified “Dutch Auction” tender offer (the “Tender Offer”) to purchase up to $100 million shares of its outstanding common stock.

Attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference is a copy of an investor presentation (the “Investor Presentation”) to be used by the Company’s management team in a series of presentations beginning on September 27, 2021 to members of the investment community in anticipation of the NYSE Listing and related Tender Offer.

The information furnished under Item 7.01 in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference in any filing made by the Company under the Securities Act or the Exchange Act, except as set forth by specific reference in such filing.

Forward Looking Statements

The statements in this Current Report on Form 8-K include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “strives,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should,” “could” or similar expressions. Such statements include, but are not limited to, statements about the Company’s intention to pursue and consummate the NYSE Listing and commence the Tender Offer. These forward-looking statements are based on the Company’s current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward-looking statements. The following factors, among others, could cause actual results and financial position and timing of certain events to differ materially from those described in the forward-looking statements: the effects and duration of the COVID-19 pandemic; interest rate movements; local, regional, national and global economic performance; competitive factors; the impact of e-commerce on the retail industry; future retailer store closings; retailer consolidation; retailers reducing store size; retailer bankruptcies; government policy changes; and any material market changes and trends that could affect the Company’s business strategies or decision or ability to consummate the NYSE Listing and commence the Tender Offer. These and other risk factors are more fully discussed in the Company’s filings with the SEC. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law.

Important Information Regarding the Potential Tender Offer

The information herein is for informational purposes only and is neither an offer to buy nor the solicitation of an offer to sell any or all of the Company’s securities. The potential Tender Offer described herein has not yet commenced, and there can be no assurances that the Company will commence the Tender Offer on the terms and conditions described herein or at all. If the Company commences the Tender Offer, the Tender Offer will be made solely by an Offer to Purchase, the Letter of Transmittal and related materials, as they may be amended or supplemented. Stockholders should read the Company’s commencement tender offer statement on Schedule TO, expected to be filed with the SEC in connection with the Tender Offer, which will include as exhibits the Offer to Purchase, the Letter of Transmittal and related materials, as well as any amendments or supplements to the Schedule TO when they become available, because they will contain important information related to the potential Tender Offer. If the Company commences the Tender Offer, each of these documents will be filed with the SEC, and, when available, stockholders may obtain them for free from the SEC at its website (http://www.sec.gov), or from the Company’s information agent, who will be identified in the materials filed with the SEC at the commencement of the Tender Offer.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1*	Supplemental Presentation – Second Quarter Ended June 30, 2021

99.2*	Investor Presentation, dated September 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 23, 2021	INVENTRUST PROPERTIES CORP.

	By:	/s/ Christy L. David
Christy L. David
Executive Vice President, Chief Operating Officer, General Counsel & Secretary